                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ] Confidential, for Use of the
[X]  Definitive Proxy Statement             Commission Only (as permitted by
[ ]  Definitive Additional Materials        Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                            MICRO GENERAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

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     (3) Per unit price or other underlying value of transaction
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         amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                       2

                           MICRO GENERAL CORPORATION
                              14711 BENTLEY CIRCLE
                            TUSTIN, CALIFORNIA 92780
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 11, 1998

TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of Micro General Corporation, a Delaware corporation, will be held on August 11, 1998, at 10:00 a.m., local time, at Fess Parker's Doubletree Resort, 633 E. Cabrillo, Santa Barbara, California for the following purposes:

     (1) to elect seven directors to serve for the next three years or until their successors are duly elected and qualified or until their earlier death, resignation or removal; and

     (2) to approve the 1998 Stock Option Plan; and

     (3) to ratify the adoption of the 1998 Employee Stock Purchase Plan; and

     (4) to transact such other business as may properly come before the Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on June 30, 1998, are entitled to notice of and to vote at the Meeting.

     All stockholders are cordially invited to attend the Meeting in person.

                                          Sincerely,

                                          /s/ WILLIAM P. FOLEY, II
                                          WILLIAM P. FOLEY, II
                                          Chairman of the Board

Irvine, California
July 22, 1998

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. ANY STOCKHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY, M'LISS JONES KANE, A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY VOTING IN PERSON AT THE MEETING. NO POSTAGE NEED BE AFFIXED TO THE PROXY IF IT IS MAILED IN THE UNITED STATES.

                           MICRO GENERAL CORPORATION
                              14711 BENTLEY CIRCLE
                            TUSTIN, CALIFORNIA 92780
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited by the Board of Directors of Micro General Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held Tuesday, August 11, 1998, at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Meeting will be held at Fess Parker's Doubletree Resort, 633 E. Cabrillo, Santa Barbara, California.

     It is anticipated that such proxy, together with this Proxy Statement, will be first mailed on or about July 22, 1998, to all stockholders entitled to vote at the Meeting.

     The Company's corporate offices are located at 14711 Bentley Circle, Tustin, California 92780 and its telephone number at that address is (949) 731-0557.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company's Secretary a written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

VOTING AND SOLICITATION

     Each share has one vote on each matter properly submitted for a vote at the Meeting. The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

     Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by the Company to act as election inspectors for the Meeting. The election inspectors will treat shares represented by properly signed and returned proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum on all matters.

     The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

     Abstentions and "broker non-votes" will not affect the outcome of the director elections. As to other votes, an abstention will have the same effect as a negative vote and a "broker non-vote" will have no effect on the vote.

RECORD DATE AND STOCK OWNERSHIP

     Stockholders of record at the close of business on June 30, 1998, are entitled to notice of and to vote at the Meeting. As of June 30, 1998, 6,549,666 shares of the Company's Common Stock (the "Common Stock"), $.0001 par value, were issued and outstanding. On that date, there were 61 stockholders of record. All information in this Proxy Statement has been adjusted for stock splits and dividends.

     As of June 30, 1998, the following table sets forth the beneficial ownership of the Common Stock of the Company by each director who owns shares, by the director nominees, all executive officers named in the Summary Compensation Table, all directors and executive officers as a group and by all persons known by the Company to be the beneficial owners of more than 5% of the Company's Common Stock. The information as to beneficial stock ownership is based on data furnished by the persons concerning whom such information is given.

                                                               SHARES OF COMMON STOCK
                                                                 BENEFICIALLY OWNED
                                                        ------------------------------------
                   NAME AND ADDRESS                     NUMBER OF SHARES    PERCENT OF TOTAL
                   ----------------                     ----------------    ----------------
Fidelity National Financial, Inc......................     5,891,864(1)          82.86%
  17911 Von Karman Ave., #300
  Irvine, CA 92714
Richard H. Pickup.....................................     1,552,559(2)          20.09%
  Wedbush Morgan Securities
  610 Newport Center Drive, #1300
  Newport Beach, CA 92660
William P. Foley, II..................................       211,666(3)            3.1%
  17911 Von Karman Ave., #300
  Irvine, CA 92714
Patrick F. Stone......................................       200,000(4)           2.96%
  17911 Von Karman Ave., #300
  Irvine, CA 92714
Thomas E. Pistilli....................................        75,333(5)           1.14%
  14711 Bentley Circle
  Tustin, CA 92780
S. Bruce Crair........................................        66,667(6)              *
  2510 Red Hill Avenue
  Santa Ana, CA 92705
Carl A. Strunk........................................        28,333(7)              *
  17911 Von Karman Ave., #300
  Irvine, CA 92714
George E. Olenik......................................        18,333(8)              *
  2138 Port Durness
  Newport Beach, CA 92660
All Officers and Directors as a Group (12 Persons)....     2,103,841(9)          29.29%

---------------
 *  Represents less than 1%

(1) Represents 5,331,218 shares held of record by Fidelity National Financial, Inc. CalWest Service Corporation, a wholly-owned subsidiary of Fidelity National Financial, has a convertible note to purchase 448,146 shares of the Company's common stock as follows: 166,666 shares at $2.00, 148,147 shares at $2.25 and 133,333 shares at $2.50. This also includes warrants which are convertible into 50,000 shares of the Company's common stock at $1.50 and 62,500 shares of the Company's common stock at $1.50.

(2) Represents 197,800 shares held of record by Mr. Pickup. Includes the right to acquire 11,667 shares pursuant to presently exercisable options under the 1995 and 1998 stock option plans. Additionally, 114,500 shares held of record by Dito Devcar Corporation, 42,300 shares held by Pickup Pension Plan, and 65,000 shares are held by Dito Devcar LLP, entities which Mr. Pickup is affiliated with. Includes warrants which are convertible into 100,000 shares of the Company's common stock at $1.50 and 125,000 shares of the Company's common stock at $1.50. Also includes a convertible note to purchase 896,292 shares of the Company's common stock as follows: 333,332 shares at $2.00, 296,294 shares at $2.25 and 266,666 at $2.50.

(3) Represents the right to acquire 211,666 shares pursuant to presently exercisable options under the 1991, 1995 and 1998 Stock Option Plans.

(4) Represents the right to acquire 200,000 shares pursuant to presently exercisable options under the 1991, 1995 and 1998 Stock Option Plan.

(5) Represents 3,334 shares held of record and the right to acquire 71,999 shares pursuant to presently exercisable options under the 1991, 1995 and 1998 Stock Option Plans.

(6) Represents the right to acquire 66,667 shares pursuant to presently exercisable options under the 1998 Stock Option Plan.

(7) Represents the right to acquire 28,333 shares pursuant to presently exercisable options under the 1991, 1995 and 1998 Stock Option Plan.

(8) Represents the right to acquire 18,333 shares pursuant to presently exercisable options under the 1991, 1995 and 1998 Stock Option Plan.

(9) Includes an aggregate of 633,665 currently exercisable shares which are not outstanding but which may be acquired on exercise of options held by officers and directors of the Company.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented by such stockholders at the Company's 1999 Annual Meeting must be received by the Company no later than April 14, 1999, in order that they may be considered for inclusion in the Proxy Statement and form of proxy relating to that meeting.

ELECTION OF DIRECTORS

NOMINEES

     Under the Bylaws, the Company may have up to seven directors. The Board of Directors currently consists of six members each of whom is standing for re-election for the ensuing year.

                                    William P. Foley
                                    Patrick F. Stone
                                    S. Bruce Crair
                                    George E. Olenik
                                    Richard H. Pickup
                                    Thomas E. Pistilli
                                    Carl A. Strunk

     In the event that a nominee of the Company is unable or declines to serve as a director at the time of the Meeting, proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected any nominee will be unable or will decline to serve as a director.

     Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of the stockholder's intent to make such nomination is given, either by personal delivery or by United States mail, postage prepaid and addressed to: Secretary, Micro General Corporation, 14711 Bentley Circle, Tustin, California 92780 not later than: (I) with respect to any election to be held at an Annual Meeting of Stockholders, 90 days in advance of such Meeting, and (ii) with respect to any election to be held at a Special Meeting of Stockholders for the election of directors, the close of business on the 10th day following the date on which notice of such meeting is first given to stockholders. Each such notice must set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that such stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a Proxy Statement filed pursuant to the proxy rules of the Securities and Exchange Commission if such nominee had been nominated or intended to be nominated by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company, if elected. The Chairman of a stockholders' meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

The names of the director nominees, all directors, and all executive officers, and certain information about them, are set forth below:

                                                                                        DIRECTOR
           NAME             AGE                   PRINCIPAL OCCUPATION                   SINCE
           ----             ---                   --------------------                  --------
William P. Foley, II......  53    Chairman of the Board                                  1994
Patrick F. Stone..........  50    Director and Chief Executive Officer                   1998
Richard F. Pickup.........  62    Director                                               1996
Carl A. Strunk............  60    Director                                               1994
George E. Olenik..........  66    Director                                               1989
S. Bruce Crair............  41    Director, Chief Operating Officer and President        1998
Thomas E. Pistilli........  55    Director, President-Postage Meter Division             1994
Mark Attaway..............  39    Executive Vice President -- ACS Division Operations     N/A
Jeff Sanderson............  40    Executive Vice President -- ACS Division Product        N/A
                                  Development
Ernest Ellis..............  38    Executive Vice President -- ACS Division Sales          N/A
Anthony J. Park...........  31    Vice President, Chief Financial Officer & Treasurer     N/A
M'Liss Jones Kane.........  45    Vice President and Corporate Secretary                  N/A

WILLIAM P. FOLEY, II

     Mr. Foley has served as a director of the Company since June 1994. He is the Chairman of the Board and Chief Executive Officer of Fidelity National Financial, Inc. and has been since its formation in 1984. He was President of Fidelity National Title Insurance Company from 1984 through December 1994. Mr. Foley currently serves as the Chairman of the Board and Chief Executive Officer of CKE Restaurants, Inc., Chairman of the Board of Star Buffet, Inc., Rally's Hamburgers, Inc. and Checkers Drive-In Restaurants, Inc. and is a director of Data Works, Inc. and Fresh Foods, Inc.

PATRICK F. STONE

     Mr. Stone was elected Chief Executive Officer and a director of the Company on May 14, 1998. Mr. Stone is Chief Operating Officer of Fidelity National Financial, Inc. and has been since March 25, 1997. From May 1995 through March 1997 he was an Executive Vice President of Fidelity National Financial, Inc. and is currently President of the five underwriting subsidiaries of Fidelity National Financial, Inc. From February 1989 to May 1995 he was President of Fidelity National Title Company of Oregon.

GEORGE E. OLENIK

     Mr. Olenik has served as a director of the Company since December 1989. Mr. Olenik is currently the CEO of Pick Systems Inc., Irvine, California. Prior to joining Pick Systems Inc. He served as an analyst consultant for Inco Venture Capital Management. He formerly served as President and board member of Micro Five Corp., Costa Mesa, California

RICHARD H. PICKUP

     Mr. Pickup was elected to the board in December 1996. Mr. Pickup is currently a Senior Vice President of the New York Stock Exchange Member Firm of Wedbush Morgan Securities. For the past 35 years, he has been involved with major ownership of numerous public companies.

CARL A. STRUNK

     Mr. Strunk has served as a director of the Company since June 1994. Since February 1997, Mr. Strunk has been Executive Vice President and Chief Financial Officer of CKE Restaurants, Inc. Mr. Strunk joined Fidelity National Financial, Inc. in February 1992 as Executive Vice-President. He was named Executive Vice-President and Chief Financial Officer of Fidelity National Financial, Inc. in March 1992 and served in this capacity until September 1997 when he became Executive Vice
President -- Finance. Prior to his employment with Fidelity National Financial, Inc., Mr. Strunk was President of Land Resources Corporation from 1986 to 1991. Mr. Strunk is a Certified Public Accountant.

S. BRUCE CRAIR

     Mr. Crair was elected President and Chief Operating Officer of the Company on June 8, 1998. Mr. Crair was with Cox Communications PCS, L.P., an affiliate of Sprint PCS from January 1995 through June 5, 1998. From June 1993 to December 1994 he served as Director of Telecommunication Services for Times Mirror Cable Television.

THOMAS E. PISTILLI

     Mr. Pistilli, President of the Postage Meter Division, has served as the President, Chief Executive Officer, Chief Financial Officer, and Director of the Company since November 1994. Prior to joining the Company Mr. Pistilli served as a management consultant to the Company for approximately two years. Mr. Pistilli is the former President and CEO of International Mailing Systems, Inc. (Ascom/Hasler), Shelton, Connecticut, where he served in that capacity for 11 years. Mr. Pistilli, a Certified Public Accountant, was previously employed by KPMG Peat Marwick LLP for 7 years.

MARK ATTAWAY

     Mr. Attaway, Executive Vice President of the Professional Services Division, was one of the original founders of ACS Systems, Inc. in 1985. Prior to this position, Mr. Attaway served as President, Marketing & Support, of ACS Systems, Inc. since 1994. Prior to forming ACS Systems, Inc., Mr. Attaway was a Senior Database Administrator for Pacific Bell from July 1981 until November 1990.

JEFF SANDERSON

     Mr. Sanderson, Executive Vice President of the Real Estate Division, was one of the original founders of ACS Systems, Inc. in 1985. Prior to this position, Mr. Sanderson served as President, System Development Division, of ACS Systems, Inc. since 1994. Prior to forming ACS Systems, Inc., Mr. Sanderson was a Senior System Programmer for Pacific Bell from June 1980 until November 1990.

ERNEST ELLIS

     Mr. Ellis was elected Executive President -- ACS Division Sales of the Company on June 3, 1998. Mr. Ellis joined ACS Systems, Inc. in January 1998 as Vice President of the Telecommunications Division. Prior to that, Mr. Ellis was with Atlas Communications, Ltd. from January 1996 through December 1997 as Vice President of Western Region Sales. From June 1995 to December 1995 he was an independent contractor. From January 1993 to May 1995 he served as Director of Wholesale Services for WCT Telecommunications.

ANTHONY J. PARK

     Mr. Park was elected Vice President, Chief Financial Officer and Treasurer of the company on June 3, 1998. Mr. Park has been Vice President and Controller of Fidelity National Title Insurance Company since January 1994. From October 1991 to January 1994 he was Assistant Vice President and Assistant Controller of Fidelity National Title Insurance Company. Mr. Park is a Certified Public Accountant.

M'LISS JONES KANE

     Ms. Kane was elected Vice President and Secretary of the Company on June 3, 1998. Ms. Kane is Senior Vice President, General Counsel, and Corporate Secretary of Fidelity National Financial, Inc. where she has been employed since March of 1995. Prior to that she was with the ICN Pharmaceuticals, Inc. group of companies from March of 1990 as Vice President, General Counsel and Secretary of ICN Biomedicals, Inc. and subsequently as Vice President, General Counsel and Secretary of SPI Pharmaceuticals, Inc.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of five formal meetings during the year ended December 31, 1997. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors or any committee in 1997.

     The Board presently has an Audit Committee, a Compensation Committee and an Executive Committee, but does not have a Nominating Committee. The Audit Committee as of December 31, 1997, which consisted of Messrs. Foley, Olenik, Pickup and Strunk, met one time during 1997. The Audit Committee meets independently with the internal audit staff, representatives of the Company's independent auditors and representatives of senior management. The Audit Committee reviews the general scope of the Company's annual audit, the fee charged by the independent auditors and other matters relating to internal control systems. In addition, the Audit Committee is responsible for reviewing and monitoring the performance of non-audit services by the Company's auditors. The Committee is also responsible for recommending the engagement or discharge of the Company's independent auditors.

     The Compensation Committee currently consists of Messrs. Pickup and Strunk. The Compensation Committee, either alone or in conjunction with other Board committees, reviews and reports to the Board the salary, fee and benefit programs designed for senior management, officers and directors with a view to ensure that the Company is attracting and retaining highly-qualified individuals through competitive salary, fee and benefit programs and encouraging continued extraordinary effort through incentive rewards. The Compensation Committee did not meet during 1997.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table shows compensation paid by the Company to the Chief Executive Officer for services rendered during fiscal years 1997, 1996 and 1995 for highly compensated executive officers of the Company receiving salary and bonus exceeding $100,000 in any of the three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                     ANNUAL COMPENSATION
                                                             -----------------------------------
                                                                                    OTHER ANNUAL
            NAME AND PRINCIPAL POSITION              YEAR    SALARY($)    BONUS     COMPENSATION
            ---------------------------              ----    ---------    ------    ------------
Thomas E. Pistilli.................................  1997    $150,000     $7,800       $  -0-
  President and....................................  1996    $150,000     $  -0-       $7,800
  Chief Executive Officer..........................  1995    $146,534     $  -0-       $7,000

OPTION GRANTS

     The following table provides information as to options to purchase common stock granted to the named individuals during 1997 pursuant to the Company's 1995 and 1991 Stock Option Plans. The Company does not currently grant stock appreciation rights to officers or directors.

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

                                                                                               REALIZABLE VALUE
                                         PERCENT                                                  AT ASSUMED
                                         OF TOTAL                                               ANNUAL RATES OF
                          NUMBER OF      OPTIONS                                                  STOCK PRICE
                          SECURITIES    GRANTED TO     MARKET     EXERCISE OR                  APPRECIATION FOR
                          UNDERLYING    EMPLOYEES     PRICE AT       BASE                         OPTION TERM
                           OPTIONS      IN FISCAL     DATE OF      PRICE(1)      EXPIRATION    -----------------
          NAME            GRANTED(#)       YEAR        GRANT        ($/SH)          DATE       5%($)     10%($)
          ----            ----------    ----------    --------    -----------    ----------    ------    -------
                                               1995 STOCK OPTION PLAN
Thomas E. Pistilli......    5,000         6.4103      $1.3100       $1.3100       02/09/05     $9,170    $11,790
                                             1991 STOCK OPTION PLAN
                                                      None
                                   TOTAL -- 1995 AND 1991 STOCK OPTION PLANS

Thomas E. Pistilli......    5,000         6.4103      $1.3100       $1.3100       02/09/05     $9,170    $11,790

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table summarizes information regarding exercises of stock options by the named individuals during 1997 and unexercised options held by them as of December 31, 1997. The Company did not reprice any existing options during the last completed fiscal year.

                       AGGREGATED STOCK OPTION EXERCISES
             IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                       NUMBER OF             VALUE OF
                                                                      UNEXERCISED           UNEXERCISED
                                                                      OPTIONS AT           IN-THE-MONEY
                                     SHARES                             FY-END           OPTIONS AT FY-END
                                    ACQUIRED     VALUE REALIZED     (#) EXERCISABLE      ($) EXERCISABLE/
              NAME                 EXERCISE(#)        ($)         UNEXERCISABLE(1)(2)   UNEXERCISABLE(1)(2)
              ----                 -----------   --------------   -------------------   -------------------
Thomas E. Pistilli...............                                    46,332/22,334      $1,342,953/$646,999

EMPLOYMENT AGREEMENTS

     S. Bruce Crair has an employment agreement with the Company which was entered into on June 8, 1998 and provides for an annual salary of $250,000, with an annual bonus equal to the greater of $75,000 or 3% of the Company's annual pre-tax profits. As part of the agreement Mr. Crair received 200,000 stock options, 66,667 vested immediately, 66,667 vest on the first anniversary of the effective date and 66,667 vest on the second anniversary of the effective date. The agreement is for an initial two year term with extended terms of two years under certain conditions. The agreement includes a "change of control" provision wherein under certain conditions which are spelled out in the agreement the employee will receive a severance payment equal to two years annual salary plus two times the prior years bonus (which shall not be less than 60% of the annual base salary).

     Thomas E. Pistilli entered into an Employment Agreement on April 24, 1995 for a term of three years which was renewed pursuant to an automatic renewal for another two year term. The initial salary was $150,000 per annum subject to annual review with a cash bonus with respect to each calendar year in an amount equal to 40% of the company's profit based pool the agreement has an additional two year extension.

DIRECTOR COMPENSATION

     Directors who are not employees of the Company receive $3,000 per Board of Directors meeting attended, plus reimbursement of reasonable expenses. No member of the Compensation Committee is a former or current officer or employee of the Company or any employees of the Company do not receive any compensation for acting as directors, except for reimbursement of reasonable expenses, if any, for Board meeting attendance.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is currently composed of two independent directors. No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries, and there are no interlocking directorships.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The following report of the Compensation Committee to the Board of Directors shall not be deemed to be incorporated by reference into any previous filing by the Company under either the Securities Act of 1933 ("Securities Act") or the Securities Exchange Act of 1934 ("Exchange Act") that incorporates future Securities Act or Exchange Act filings in whole or in part by reference.

To the Board of Directors:

GENERAL

     The Compensation Committee of the Board of Directors is responsible for establishing and administering the policies that govern executive compensation and benefit practices. The Compensation Committee evaluates the performance of the executive officers and determines their compensation levels, in terms of salary, annual bonus and related benefits, all subject to Board approval. The Compensation Committee has access to independent compensation data for use in assessing levels of compensation for officers of the Company.

COMPENSATION PHILOSOPHY

     The Company's executive compensation programs are designed to (i) provide levels of compensation that integrate pay and incentive plans with the Company's strategic goals, so as to align the interests of executive management with the long-term interests of the stockholders; (ii) motivate Company executives to achieve the strategic business goals of the Company and to recognize their individual contributions; and (iii) provide compensation opportunities which are competitive to those offered by other national title insurance companies and other middle-market corporations similar in size and performance. Although the exact identity of the corporations surveyed varies, these generally include title companies and other corporations equal to or larger than the Company. Most of the title companies surveyed are included in the Peer Group Index utilized in the "Performance Graph" set forth below.

     Therefore, the Compensation Committee believes that the components of executive compensation should include base salary, annual cash bonus, stock option grants and other benefits and should be linked to individual and Company performance. With regard to the Company's performance, the measures used for determining appropriate levels of compensation for executive officers include the Company's national market share, net margin, quality of service, meeting strategic goals within the current economic climate and industry environment, scope of responsibilities, expansion by acquisition or otherwise, profit retention and profitability, all of which combine to enhance stockholder value.

STOCK OPTION GRANTS

     As indicated above, an important element of the Company's compensation philosophy is the desire to align the interests of the executive officers with the long-term interests of the Company's stockholders. In order to meet this desire, the Board of Directors adopted performance-based stock option plans in 1995 and 1991 for executive officers, key employees and branch managers of the Company. The purpose of all the stock option plans is to attract, retain and award executive officers and directors and to furnish incentives to these persons to improve operations, increase profits and positively impact the Company's long-term performance.

     Corporate Deduction for Compensation. Section 162(m) of the Internal Revenue Code generally limits to $1.0 million the corporate deduction for compensation paid to certain executive officers, unless certain requirements are met. At this time, the Company deduction for officer compensation is not limited by the provisions of Section 162(m). The Committee intends to monitor regulations issued pursuant to Section 162(m) and to take such actions with respect to the executive compensation program as are reasonably necessary to preserve the corporate tax deduction for executive compensation paid.

                                          Compensation Committee:

                                          Richard F. Pickup
                                          Carl A. Strunk
June 3, 1998

                               PERFORMANCE GRAPH

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

                                             Nasdaq Stock        Nasdaq Computer Manufacturers
                          Micro General      Market (U.S.        Stocks - SIC 3570-3579
 Measurement Period       Corporation        Companies           US & Foreign
 ------------------       -------------      -------------       -----------------------------
12/31/92                      $100               $100                     $100
12/31/93                      $124.4             $114.8                   $ 94.8
12/31/94                      $151.1             $112.2                   $104.1
12/31/95                      $106.7             $158.6                   $163.9
12/31/96                      $124.4             $195.2                   $220.0
12/31/97                      $102.6             $239.6                   $266.3


                    ASSUMES $100 INVESTED ON JANUARY 1, 1993
                          ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING DECEMBER 31, 1997

                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Rules adopted by the Securities and Exchange Commission ("SEC") under
Section 16(a) of the Exchange Act require the Company's officers and directors, and persons who own more than 10% of the issued and outstanding shares of the Company's common stock, to file reports of their ownership, and changes in ownership, of such securities with the SEC on SEC Forms 3, 4 or 5, as appropriate. Officers, directors and greater-than-ten-percent stockholders are required by the SEC's regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

     Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during its most recent fiscal year end, and any written representations provided to it, the Company is advised that all filings were timely and correctly made.

                   APPROVAL OF THE MICRO GENERAL CORPORATION
                           1998 STOCK INCENTIVE PLAN

     The Board of Directors of the Company has adopted, subject to stockholder approval, the Micro General Corporation 1998 Stock Incentive Plan (the "1998 Plan"). The Board of Directors believes that the 1998 Plan will enhance the Company's ability to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company's business largely depends, by providing them with an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     Approval of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the 1998 Plan. Broker non-votes with respect to this matter will not be deemed to have been cast either "for" or "against" the matter, although they will be counted in determining if a quorum is present. Proxies marked "abstain" or a vote to abstain by a stockholder present in person at the Annual Meeting will have the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1998 PLAN.

DESCRIPTION OF THE 1998 PLAN

     The following description of the principal features of the 1998 Plan is qualified in its entirety by reference to the text of the 1998 Plan, which is attached hereto as Exhibit A.

     The 1998 Plan authorizes up to 1,500,000 shares of Common Stock, plus, an additional 300,000 shares of Common Stock on the date of each annual meeting of the stockholders of the Company, for issuance under the terms of the 1998 Plan. The authorized number of shares is subject to adjustment in the event of stock splits, stock dividends or certain other similar changes in the capital structure of the Company. The 1998 Plan provides for grants of "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options and rights to purchase shares of Common Stock ("Purchase Rights"). Incentive stock options, nonqualified stock options and Purchase Rights may be granted to employees of the Company and its subsidiaries and affiliates. Nonqualified stock options and Purchase Rights may be granted to employees of the Company and its subsidiaries and affiliates, non-employee directors and officers, consultants and other service providers. As of June 30, 1998, approximately 30 persons were eligible to participate in the 1998 Plan.

     The Board of Directors, or a committee consisting of two or more members of the Board of Directors, will administer the 1998 Plan (the "Administrator"). The Administrator will have the full power and authority to interpret the 1998 Plan, select the recipients of options and Purchase Rights, determine and authorize the type, terms and conditions of, including vesting provisions, and the number of shares subject to, grants under the 1998 Plan, and adopt, amend and rescind rules relating to the 1998 Plan. The term of options may not exceed 10 years from the date of grant (5 years in the case of an incentive stock option granted to a person who owns more than 10% of the combined voting power of all classes of stock of the Company). The option exercise price for each share granted pursuant to an incentive stock option may not be less than 100% of the fair market value of a share of Common Stock at the time such option is granted (110% of fair market value in the case of an incentive stock option granted to a person who owns more than 10% of the combined voting power of all classes of stock of the Company). There is no minimum purchase price for shares of Common Stock purchased pursuant to a Purchase Right, and any such purchase price shall be determined by the Administrator. The maximum number of shares for which options or Purchase Rights may be granted to any one person during any one calendar year under the 1998 Plan is 300,000 and in no event shall the aggregate number of shares subject to incentive stock options exceed 1,500,000. The aggregate fair market value of the

Common Stock (determined as of the date of grant) with respect to which incentive stock options granted under the 1998 Plan or any other stock option plan of the Company become exercisable for the first time by any optionee during any calendar year may not exceed $100,000.

     The option price of an incentive stock option or nonqualified stock option is payable in full upon exercise, and the purchase price of stock purchased pursuant to a Purchase Right must be paid in full upon the acceptance of the Purchase Right. Payment of the option price upon exercise of a stock option or for shares purchased pursuant to a Purchase Right may be made in cash, by check, by the delivery of shares of Common Stock (valued at their fair market value as of the date of the exercise of an option or Purchase Right), by the optionee's or purchaser's promissory note in a form and on terms acceptable to the Administrator, by the cancellation of indebtedness of the Company to the optionee or purchaser, by the waiver of compensation due or accrued to the optionee or purchaser for services rendered, or by any combination of the foregoing methods of payment. In addition, the option price for options granted under the 1998 Plan may be made by a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. ("NASD Dealer") whereby the optionee irrevocably elects to exercise his or her option and to sell a portion of the shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company, by a "margin" commitment from the optionee and an NASD Dealer whereby the optionee irrevocably elects to exercise his or her option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company, or any combination of the foregoing methods of payment.

     Except as otherwise provided by the Administrator, neither options nor Purchase Rights granted under the 1998 Plan may be transferred other than by will or by the laws of descent and distribution. Shares purchased pursuant to Purchase Rights generally shall be restricted for a period of time, during which such shares may be repurchased by the Company, and therefore these shares may not be sold, assigned, pledged or transferred until such time as the Company no longer has the right to reacquire any such shares.

     In the event that the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation or reorganization in which the Company is the surviving corporation, or of a recapitalization, stock split, combination of shares, reclassification, reincorporation, stock dividend (in excess of 2%) or other change in the corporate structure of the Company while the 1998 Plan is in effect, appropriate adjustments shall be made by the Board of Directors to the aggregate number and kind of shares subject to the 1998 Plan, and the number and kind of shares and the price per share subject to outstanding incentive options, nonqualified options and restricted shares in order to preserve, but not to increase, the benefits to persons then holding incentive options, nonqualified options or restricted shares.

     In the event of a Change of Control (as defined below) of the Company the time period relating to the exercise or realization of all outstanding options and Purchase Rights shall automatically accelerate immediately prior to the consummation of such Change of Control. For purposes of the 1998 Plan, "Change in Control" means (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) a reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger; (iv) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (v) the approval by the stockholders of a plan or proposal for the liquidation or dissolution of the Company.

     The Board of Directors may alter, amend, suspend or terminate the 1998 Plan at any time. However, any changes which affect or impair the rights of any person who holds an outstanding stock option or Purchase Right may not be effected without such person's consent. Unless sooner terminated by the Board of Directors, the 1998 Plan will terminate on August 4, 2008.

     It is not possible to determine who may be selected to receive options or Purchase Rights, nor is it possible to determine the number of options or Purchase Rights that may be granted to any individual under the 1998 Plan. Such selections and determinations shall be made by the Administrator of the 1998 Plan. However, the following table contains information concerning certain stock options granted under the Company's Plans during the year ended December 31, 1997:

                                                              EXERCISE PRICE   NUMBER OF
                     NAME AND POSITION                          ($/SHARE)       SHARES
                     -----------------                        --------------   ---------
Richard H. Pickup...........................................     $1.3100        15,000
George E. Olenik............................................     $1.3100         5,000
Carl A. Strunk..............................................     $1.3100         5,000
William P. Foley, II........................................     $1.3100         5,000
Thomas E. Pistilli..........................................     $1.3100         5,000

FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

     Incentive Stock Options. There is no taxable income to an employee when an incentive stock option is granted or when that option is exercised; however, generally the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be included in the optionee's alternative minimum taxable income upon exercise. If stock received on exercise of an incentive stock option is disposed of in the same year the option was exercised, and the amount realized is less than the stock's fair market value at the time of exercise, the amount includable in the alternative minimum taxable income will be the amount realized upon the sale or exchange of the stock, less the taxpayer's basis in the stock. Gain realized by an optionee upon the sale of stock issued upon exercise of an incentive stock option is taxable either as mid-term or long-term capital gain or loss (depending on whether the Shares were held more than 12 or more than 18 months after exercise), and no tax deduction is available to the Company, unless the optionee disposes of the stock within two years after the date of grant of the option or within one year after the date of exercise. In such event, an amount equal to the lesser of (i) the difference between the option exercise price and the and fair market value of the shares on the date of the optionee's exercise, or (ii) the amount realized on disposition minus the exercise price will be taxed at ordinary income rates, and, subject to Section 162(m) of the Code (which limits the deductibility of compensation in excess of $1,000,000 for certain executive officers), the Company will be entitled to a deduction to the extent the employee must recognize ordinary income. Additionally, if the amount realized exceeds the fair market value of the stock on the date of exercise, the gain realized in excess of the amount taxed as ordinary income will be taxed as capital gain.

     Nonqualified Stock Options. The recipient of a nonqualified stock option will not realize taxable income upon the grant of the option, nor will the Company will be entitled to take any deduction. Upon the exercise of a nonqualified stock option, the optionee will realize ordinary income and, subject to Section 162(m) of the Code, the Company will be entitled to a deduction in an amount equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee, provided certain reporting requirements are met. An optionee's basis for the stock for purposes of determining gain or loss on any subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the nonqualified stock option.

     Purchase Rights. The receipt of restricted stock pursuant to a Purchase Right will not cause a recipient to realize taxable income until the expiration of any repurchase rights retained by the Company with respect to such stock, unless the recipient makes an election under Section 83(b) of the Code to be taxed as of the date of purchase. If no repurchase rights are retained or if a
Section 83(b) election is made, the participant will recognize ordinary income in an amount equal to the difference between the purchase price paid for the shares and the fair market value of such shares on the date of purchase. If no
Section 83(b) election is made or if repurchase rights are retained, the recipient will realize taxable income on each date that the recipient's ownership rights vest (i.e., when the Company no longer has the right to repurchase all or a portion of the shares). The recipient will recognize ordinary income, and, subject to Section 162(m) of the Code, the Company will be entitled to a deduction on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the purchase price paid for such shares. However, if the recipient is subject to Section 16(b) of the Exchange Act, and if no Section 83(b) election was made at the time of purchase, the date that ordinary income is recognized for shares which vest within six months of purchase date shall be deferred to six months from the date of purchase.

TAX WITHHOLDING

     The 1998 Plan grants the Company the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy Federal, state and local tax withholding requirements with respect to any options exercised or restricted stock issued under the 1998 Plan. To the extent permissible under applicable tax, securities, and other laws, the Administrator may, in its sole discretion, permit a participant to satisfy an obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such participant, by (i) directing the Company to apply shares of Common Stock to which the participant is entitled as a result of the exercise of an option or as a result of the lapse of restrictions on restricted stock, or (ii) delivering to the Company shares of Common Stock owned by the participant.

         RATIFICATION OF THE ADOPTION OF THE MICRO GENERAL CORPORATION
                       1998 EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors of the Company has adopted, subject to stockholder approval, the Micro General Corporation 1998 Stock Incentive Plan (the "1998 Plan"), which is attached hereto as Exhibit B. The Board of Directors believes that the 1998 Plan will enhance the Company's ability to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company's business largely depends, by providing them with an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     Approval of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the 1998 Plan. Broker non-votes with respect to this matter will not be deemed to have been cast either "for" or "against" the matter, although they will be counted in determining if a quorum is present. Proxies marked "abstain" or a vote to abstain by a stockholder present in person at the Annual Meeting will have the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1998 PLAN.

                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP are the Company's auditors of record and have audited the Company's financial statements annually from 1988 through December 31, 1997. Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting with the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                             AVAILABLE INFORMATION

     The Company files Annual Reports on Form 10-K with the Securities and Exchange Commission. A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any stockholder to Micro General Corporation, 14711 Bentley Circle, Tustin, California 92780, Attention:
Secretary. Copies of all exhibits to the Annual Report on Form 10-K are available upon a similar request, subject to payment of a $.15 per page charge to reimburse the Company for its expenses in supplying any exhibit.

                                          By Order of the Board of Directors

                                          /s/ M'LISS JONES KANE
                                          -------------------------------
                                          M'LISS JONES KANE
                                          Corporate Secretary

Dated: July 22, 1998

                                                                      APPENDIX A

                           MICRO GENERAL CORPORATION

                           1998 STOCK INCENTIVE PLAN

     This 1998 STOCK INCENTIVE PLAN (the "Plan") is hereby established by Micro General Corporation, a Delaware corporation (the "Company"), and adopted by its Board of Directors as of the 3rd day of June, 1998 (the "Effective Date").

                                   ARTICLE 1.

                              PURPOSES OF THE PLAN

     1.1 Purposes. The purposes of the Plan are (a) to enhance the Company's ability to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company's business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

                                   ARTICLE 2.

                                  DEFINITIONS

     For purposes of this Plan, the following terms shall have the meanings indicated:

     2.1 Administrator. "Administrator" means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

     2.2 Affiliated Company. "Affiliated Company" means any subsidiary of the Company, any business venture which the Company has a significant interest, as determined at the discretion of the Administrator. However, for purposes of eligibility to receive Incentive Options, "Affiliated Company" means any "parent corporation" or "subsidiary corporation" of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

     2.3  Board. "Board" means the Board of Directors of the Company.

     2.4 Change in Control. "Change in Control" shall mean (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company;
(ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) a reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger; (iv) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (v) the approval by the shareholders of a plan or proposal for the liquidation or dissolution of the Company.

     2.5 Code. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.6 Committee. "Committee" means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 7.1 hereof.

     2.7 Common Stock. "Common Stock" means the Common Stock, $.0001 par value of the Company, subject to adjustment pursuant to Section 4.2 hereof.

     2.8 Disability. "Disability" means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator's determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

     2.9 Effective Date. "Effective Date" means the date on which the Plan is adopted by the Board, as set forth on the first page hereof.

     2.10 Exercise Price. "Exercise Price" means the purchase price per share of Common Stock payable upon exercise of an Option.

     2.11 Fair Market Value. "Fair Market Value" on any given date means the value of one share of Common Stock, determined as follows:

          (a) If the Common Stock is then listed or admitted to trading on a national stock exchange or a NASDAQ market system which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the principal stock exchange or NASDAQ market system on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such exchange or NASDAQ market system on the next preceding day for which a closing sale price is reported.

          (b) If the Common Stock is not then listed or admitted to trading on a national stock exchange or NASDAQ market system which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

          (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

     2.12 Incentive Option. "Incentive Option" means any Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

     2.13 Incentive Option Agreement. "Incentive Option Agreement" means an Option Agreement with respect to an Incentive Option.

     2.14 NASD Dealer. "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

     2.15 Nonqualified Option. "Nonqualified Option" means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Shareholder or because it exceeds the annual limit provided for in Section
5.6 below, it shall to that extent constitute a Nonqualified Option.

     2.16 Nonqualified Option Agreement. "Nonqualified Option Agreement" means an Option Agreement with respect to a Nonqualified Option.

     2.17 Offeree. "Offeree" means a Participant to whom a Right to Purchase has been offered or who has acquired Restricted Stock under the Plan.

     2.18 Option. "Option" means any option to purchase Common Stock granted pursuant to the Plan.

     2.19 Option Agreement. "Option Agreement" means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.

     2.20  Optionee. "Optionee" means a Participant who holds an Option.

     2.21 Participant. "Participant" means an individual or entity who holds an Option, a Right to Purchase or Restricted Stock under the Plan.

     2.22 Purchase Price. "Purchase Price" means the purchase price per share of Restricted Stock payable upon acceptance of a Right to Purchase.

     2.23 Restricted Stock. "Restricted Stock" means shares of Common Stock issued pursuant to Article 6 hereof, subject to any restrictions and conditions as are established pursuant to such Article 6.

     2.24 Right to Purchase. "Right to Purchase" means a right to purchase Restricted Stock granted to an Offeree pursuant to Article 6 hereof.

     2.25 Service Provider. "Service Provider" means a consultant or other person or entity who provides services to the Company or an Affiliated Company and who the Administrator authorizes to become a Participant in the Plan.

     2.26 Stock Purchase Agreement. "Stock Purchase Agreement" means the written agreement entered into between the Company and the Offeree with respect to a Right to Purchase offered under the Plan.

     2.27 10% Shareholder. "10% Shareholder" means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

                                   ARTICLE 3.

                                  ELIGIBILITY

     3.1 Incentive Options. Officers and other key employees of the Company or of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

     3.2 Nonqualified Options and Rights to Purchase. Officers and other key employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options or Rights to Purchase under the Plan.

     3.3 Limitation on Shares. In no event shall any Participant be granted Options or Rights to Purchase in any one calendar year pursuant to which the aggregate number of shares of Common Stock that may be acquired thereunder exceeds 1,500,000 shares. In no event shall the aggregate number of shares subject to Incentive Options exceed 1,500,000.

                                   ARTICLE 4.

                                  PLAN SHARES

     4.1 Shares Subject to the Plan. A total of 1,500,000 shares of Common Stock, plus, on the date of each annual meeting of the stockholders an additional 300,000 shares of Common Stock, may be issued under the Plan subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. For purposes of this limitation, in the event that (a) all or any portion of any Option or Right to Purchase granted or offered under the Plan can no longer under any circumstances be exercised, or (b) any shares of Common Stock are reacquired by the Company pursuant to an Incentive Option Agreement, Nonqualified Option Agreement or Stock Purchase Agreement, the shares of Common Stock allocable to the unexercised portion of such Option or such Right to Purchase, or the shares so reacquired, shall again be available for grant or issuance under the Plan.

     4.2 Changes in Capital Structure. In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend, or other change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Option Agreements, Rights to Purchase and Stock Purchase Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

                                   ARTICLE 5.

                                    OPTIONS

     5.1 Option Agreement. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable, including, without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to an Option Agreement. Each Option Agreement may be different from each other Option Agreement.

     5.2 Exercise Price. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following: (a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted, and (b) if the person to whom an Incentive Option is granted is a 10% Shareholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Option is granted.

     5.3 Payment of Exercise Price. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Optionee that have been held by the Optionee for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Optionee's promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Optionee; (f) the waiver of compensation due or accrued to the Optionee for services rendered; (g) provided that a public market for the Common Stock exists, a "same day sale" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (h) provided that a public market for the Common Stock exists, a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (i) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

     5.4 Term and Termination of Options. The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Shareholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

     5.5 Vesting and Exercise of Options. Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives, as shall be determined by the Administrator.

     5.6 Annual Limit on Incentive Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock shall not, with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year, exceed $100,000.

     5.7 Nontransferability of Options. Except as otherwise provided by the Administrator, no Option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee.

     5.8 Rights as Shareholder. An Optionee or permitted transferee of an Option shall have no rights or privileges as a shareholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

                                   ARTICLE 6.

                               RIGHTS TO PURCHASE

     6.1 Nature of Right to Purchase. A Right to Purchase granted to an Offeree entitles the Offeree to purchase, for a Purchase Price determined by the Administrator, shares of Common Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives.

     6.2 Acceptance of Right to Purchase. An Offeree shall have no rights with respect to the Restricted Stock subject to a Right to Purchase unless the Offeree shall have accepted the Right to Purchase within ten (10) days (or such longer or shorter period as the Administrator may specify) following the grant of the Right to Purchase by making payment of the full Purchase Price to the Company in the manner set forth in Section 6.3 hereof and by executing and delivering to the Company a Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

     6.3 Payment of Purchase Price. Subject to any legal restrictions, payment of the Purchase Price upon acceptance of a Right to Purchase Restricted Stock may be made, in the discretion of the Administrator, by: (a) cash; (b) check;
(c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Offeree's promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Offeree; (f) the waiver of compensation due or accrued to the Offeree for services rendered; or (g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

     6.4  Rights as a Shareholder. Upon complying with the provisions of Section
6.2 hereof, an Offeree shall have the rights of a shareholder with respect to the Restricted Stock purchased pursuant to the Right to Purchase, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in the Stock Purchase Agreement. Unless the Administrator shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares have vested in accordance with the terms of the Stock Purchase Agreement.

     6.5 Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement. In the event of termination of a Participant's employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Stock Purchase Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable at the discretion of the Administrator, to repurchase (i) at the original Purchase Price, any shares of Restricted Stock which have not vested as of the date of termination, and
(ii) at Fair Market Value, any shares of Restricted Stock which have vested as of such date, on such terms as may be provided in the Stock Purchase Agreement.

     6.6 Vesting of Restricted Stock. The Stock Purchase Agreement shall specify the date or dates, the performance goals or objectives which must be achieved, and any other conditions on which the Restricted Stock may vest.

     6.7 Dividends. If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.

     6.8 Nonassignability of Rights. No Right to Purchase shall be assignable or transferable except by will or the laws of descent and distribution or as otherwise provided by the Administrator.

                                   ARTICLE 7.

                           ADMINISTRATION OF THE PLAN

     7.1 Administrator. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

     7.2 Powers of the Administrator. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Incentive Options or Nonqualified Options shall be granted and Rights to Purchase shall be offered, the number of shares to be represented by each Option and Right to Purchase and the consideration to be received by the Company upon the exercise thereof; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Option Agreements and Stock Purchase Agreements;
(e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant's rights under any Option or Right to Purchase under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement or Stock Purchase Agreement; (g) to accelerate the vesting of any Option or release or waive any repurchase rights of the Company with respect to Restricted Stock; (h) to extend the exercise date of any Option or acceptance date of any Right to Purchase; (I) to provide for rights of first refusal and/or repurchase rights; (j) to amend outstanding Option Agreements and Stock Purchase Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Option or Right to Purchase or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants.

     7.3 Limitation on Liability. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person's conduct in the performance of duties under the Plan.

                                   ARTICLE 8.

                               CHANGE IN CONTROL

     8.1 Change in Control. In order to preserve a Participant's rights in the event of a Change in Control of the Company, (i) the time period relating to the exercise or realization of all outstanding Options, Rights to Purchase and Restricted Stock shall automatically accelerate immediately prior to the consummation of such Change in Control, and (ii) with respect to Options and Rights to Purchase, the Administrator in its discretion may, at any time an Option or Right to Purchase is granted, or at any time thereafter, take one or more of the following actions: (A) provide for the purchase or exchange of each Option or Right to Purchase for an amount of cash or other property having a value equal to the difference, or spread, between (x) the value of the cash or other property that the Participant would have received pursuant to such Change in Control transaction in exchange for the shares issuable upon exercise of the Option or Right to Purchase had the Option or Right to Purchase been exercised immediately prior to such Change in Control transaction and (y) the Exercise Price of such Option or the Purchase Price under such Right to Purchase, (B) adjust the terms of the Options and Rights to Purchase in a manner determined by the Administrator to reflect the Change in Control, (C) cause the Options and Rights to Purchase to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Options and Rights to Purchase, or the substitution for such Options and Rights to Purchase of new options and new rights to purchase of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and Exercise Prices, in which event the Plan and such Options and Rights to Purchase, or the new options and rights to purchase substituted therefor, shall continue in the manner and under the terms so provided, or (D) make such other provision as the Administrator may consider equitable. If the Administrator does not take any of the forgoing actions, all Options and Rights to Purchase shall terminate upon the consummation of the Change in Control, unless the Common Stock remains listed or admitted to trading on a national stock exchange or a NASDAQ market system. The Administrator shall cause written notice of the proposed Change in Control transaction to be given to all Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

                                   ARTICLE 9.

                     AMENDMENT AND TERMINATION OF THE PLAN

     9.1 Amendments. The Board may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board may deem advisable. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

     9.2 Plan Termination. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Options or Rights to Purchase may be granted under the Plan thereafter, but Option Agreements, Stock Purchase Agreements and Rights to Purchase then outstanding shall continue in effect in accordance with their respective terms.

                                  ARTICLE 10.

                                TAX WITHHOLDING

     10.1 Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options exercised or Restricted Stock issued under the Plan. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by
(a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or as a result of the purchase of or lapse of restrictions on Restricted Stock or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant's tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

                                  ARTICLE 11.

                                 MISCELLANEOUS

     11.1 Benefits Not Alienable. Other than as provided above, benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

     11.2 No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to limit the right of the Company or any Affiliated Company to discharge any Participant at any time.

     11.3 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Stock Purchase Agreements, except as otherwise provided herein, will be used for general corporate purposes.

                                                                       EXHIBIT B

                           MICRO GENERAL CORPORATION
                            (A DELAWARE CORPORATION)
                       1998 EMPLOYEE STOCK PURCHASE PLAN

 1. PURPOSE OF PLAN.

     The purpose of this 1998 Stock Purchase Plan (the "Plan") is to encourage a sense of proprietorship on the part of employees of Micro General Corporation (the "Company") and its subsidiary corporations (as defined below) by assisting them in making regular purchases of shares of stock of the Company, and thus to benefit the company by increasing such employee's interest in the growth of the Company and subsidiary corporations and in such entities' financial success. Participation in the Plan is entirely voluntary, and the Company makes no recommendation to its employees as to whether they should participate.

 2. DEFINITIONS.

     2.1 "Base Earnings" shall mean the Employee's regular salary rate before deductions required by law and deductions authorized by the Employee. Base Earnings do not include: pay for overtime, extended workweek schedules, or any other form of extra compensation; payments by the Company or subsidiary corporations, as applicable, for social security, workmen's compensation, unemployment compensation, any disability payments or other payments required by statute; or contributions by the Company or subsidiary corporation, as applicable, for insurance, annuity, or other employee benefits plans.

     2.2  "Board" shall mean the Board of Directors of the Company.

     2.3 "Broker" shall mean the financial institution designated to act as Broker under the Plan pursuant to Paragraph 17 hereof.

     2.4 "Brokerage Account" shall mean an account established on behalf of each Participant pursuant to Paragraph 9.1 hereof.

     2.5 "Committee" shall mean a Stock Purchase Committee appointed by the Board.

     2.6  "Common Stock" shall mean the Common Stock of the Company.

     2.7 "Company" shall mean Micro General Corporation, a Delaware corporation, or any successor.

     2.8 "Company Account" shall mean the account established in the names of the Company pursuant to Paragraph 7.2 hereof.

     2.9 "Employee" shall mean any person who is currently employed the Company or one of its subsidiary corporations for at least 20 hours per week and has been so employed continuously during the preceding 90 days (provided that the Board of the Committee may in its discretion waive such 90-day requirement), excluding non-employees and persons on leave of absence. An Employee may also be referred to herein as a Participant.

     2.10 "Enrollment Form" shall mean the Employee Stock Purchase Plan Enrollment Form.

     2.11 "Interested Party" shall mean the persons described in Paragraph 16 hereof.

     2.12  "Plan" shall mean this Employee Stock Purchase Plan.

     2.13 "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a subsidiary corporation, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a subsidiary corporation.

 3. ADMINISTRATION.

     The Plan shall be administered by the Board or, in the discretion of the Board, by the Committee, which shall consist of not less that two persons to be appointed by, and to serve at the pleasure of, the Board. No member of the Board or Committee who is not an Employee shall be eligible to participate in the Plan. An aggregate of 800,000 shares of Common Stock shall be subject to the Plan, provided that such number shall be automatically adjusted to reflect any stock split, reverse stock split, stock dividend, recapitalization, merger, consolidation, combination, reclassification or similar corporate change. The Board or the Committee shall have full authority to construe, interpret, apply and administer the Plan and to establish and amend such rules and procedures as it deems necessary or appropriate from time to time for the Proper administration of the Plan. In addition, the Board or the Committee may engage or hire such persons, including without limitation, the Broker, to provide administrative, recordkeeping and other similar services in connection with its administration of the Plan, as it may deem necessary or appropriate from time to time. The members of the Board and the Committee and the officers of the Company shall be entitled to rely upon all certificates and reports made by such persons, including the Broker, and upon all opinions given by any legal counsel or investment adviser selected or approved by the Board or the Committee. The members of the Board and the Committee and the officers of the Company shall by fully protected in respect of any action taken or suffered to be taken by them in good faith in reliance upon any such certificates, reports, opinions or other advice of any such person, and all action so taken or suffered shall be conclusive upon each of then and upon all Participants. The company shall indemnify each member of the Board and the Committee and any other officer or employee of the company who is designated to carry out any responsibilities under the Plan for any liability arising out of or connected with his or her duties hereunder, except such liability as may arise from such person's gross negligence or willful misconduct.

 4. ELIGIBILITY.

     Any Employee as defined in Paragraph 2.9 shall be eligible to participate in the Plan. Any Employee participating in the Plan who, after the commencement of a particular Offering Period, as defined in Paragraph 5, shall for any reason fail to meet the standards of eligibility, shall be considered to have withdrawn from the Plan, effective as of the date upon which the Participant from the Plan shall include ineligibility as described in this Paragraph 4.

 5. OFFERING PERIODS.

     Shares shall be offered pursuant to this Plan in consecutive period ("Offering Periods") of three months duration each, commencing of the effective date of the Plan pursuant to Paragraph 22 and continuing thereafter until terminated in accordance with Paragraph 15. The Board shall have the power to change the duration of Offering Periods if such change is announced at least 10 days prior to the scheduled beginning of the first Offering period to be affected.

 6. PARTICIPATION.

     Participation in the Plan is optional. An eligible Employee may apply to participate in the Plan by submitting to the Company's payroll office an Enrollment Form authorizing a payroll deduction and purchase of shares. The Enrollment Form shall be on a form provided by the Company and may be submitted to the Company at any time. Participation shall not be effective until the Enrollment Form is reviewed and accepted by the Company by written notice to the Employee. Once the Enrollment Form has been reviewed and accepted by the Company, participation in the Plan shall commence immediately.

 7. PAYROLL DEDUCTIONS.

     7.1 Election. At the time a Participant submits an Enrollment Form, the Participant shall elect to have payroll deductions made on each payday during the Offering Period at a whole percentage ranging from 5% to 15% of the Base Earning which the Participant is to receive on such payday.

     7.2 Holding of Funds. All payroll deductions authorized by each Participant shall be held in an interest-bearing account with the Broker in the name of the Micro General Corporation Employee Stock Purchase Plan (the "Company Account") until used to purchase Common Stock and shall not be used for any other purpose. The Company shall maintain records reflecting the amount in the Company Account for each Participant. Interest accruing on the payroll deductions credited to the Company Account shall be used to defray costs associated with the engagement of the Broker and will not be available to purchase shares of Common Stock under Paragraph 9. All withholding taxes in connection with a Participant's payroll deduction shall be deducted from the remainder of the Base Earnings paid to the Participant and not from the amount to be placed in the Company Account. A participant may not make any additional payments into the Company Account except as provided in Paragraph 18. All amounts in the Company Account derived from payroll deductions shall be referred to as the "Participant Contribution".

     7.3 Changes in Election. Participation in the Plan will continue until the Participant withdraws from the Plan, is no longer eligible to participate or the Plan is terminated. Such participation shall be on the basis of the payroll deduction election submitted by such Employee to the Company and then currently in effect. Each such election shall remain in effect until the effective date of an change in the amount of payroll deduction as requested by the Participant and accepted by the Company. To be effective in any Offering Period, a change in the amount of payroll deduction must be requested in writing and submitted to the Company. A Participant may change his withholding percentage at any time during an Offering Period but only on e time during any on Offering Period. If a Participant's Base Earnings change during an Offering Period, the amount of the payroll deduction will be changed to the future reflecting the Participant's previously elected deduction percentage applied to this or her new Base Earnings (but will not in any event be in excess of 15% of the Participant's Base Earnings).

 8. CONTRIBUTION BY THE COMPANY OR A SUBSIDIARY.

     The Company or a subsidiary shall make matching contributions (the "Matching Contribution") as follows:

     8.1 Officers and Directors as Participants. For each officer or director of the Company or a Subsidiary who participates in the Plan and remains an Employee of the Company or a Subsidiary for at least one year after the termination of a particular Offering Period, the Company or subsidiary shall make upon the one year anniversary date after such Offering Period a Matching Contribution equal to one-half of the number of shares purchased on behalf of such Participant during such one year earlier Offering Period subject to Paragraph 8.3 Withholding taxes as and when required in connection with such Matching Contribution shall be withheld based upon the Person's existing withholding percentages or as otherwise required by law from the Participant's Base Earnings. "Officer" shall mean president, secretary, vice president, treasurer or assistant vice president and shall be determined as of the end of an Offering Period.

     8.2 Other Participants. For each Participant in the Plan (other than an officer or director) who remains an Employee of the Company or a Subsidiary for at least one year after the termination of a particular Offering Period, the Company or Subsidiary shall make upon the one year anniversary date after such Offering Period a Matching Contribution equal to one-third of the number of shares purchased on behalf of such Participant during such one year earlier Offering Period subject to Paragraph 8.3 Notwithstanding the foregoing, for each Participant in the Plan (other than an officer or director) who has remained an Employee of the Company or a Subsidiary for at least ten years prior to the beginning of a particular Offering Period and who remains an Employee of the company or a Subsidiary for at least one year after the termination of such Offering period, the Company or Subsidiary shall make upon the one year anniversary date after such Offering period a Matching Contribution equal to one-half of the number of shares purchased on behalf of such Participant during such one year earlier Offering period subject to Paragraph 8.3. Withholding taxes as and when required in connection with such Matching Contribution shall be withheld based upon the Person's existing withholding percentages or as otherwise required by law from the Participant's Base Earnings.

     8.3 Fractional Share Calculations. Fractional shares shall not be issued regarding the Matching Contribution. If the above calculation results in an incremental share calculation which is .5 or greater, an additional whole share shall be issued. If the above calculation results in an incremental share calculation which is less than .5, no share shall be issued regarding such fraction.

     8.4 Timing of Withholding. The Company shall withhold taxes in two subsequent pay periods or as otherwise required by law.

 9. PURCHASE OF SHARES REGARDING PARTICIPANTS' CONTRIBUTION.

     9.1 Brokerage Account. Following the acceptance by the company of a Participant's Enrollment Form, the company shall direct the Broker to open and maintain an account (the "Brokerage Account") in the name of such Participant and to purchase shares of Common Stock on behalf of such Participant as permitted under this Plan.

     9.2 Delivery of Funds to Broker from Company. The Company, from time to time during an Offering period, shall deliver to the Broker an amount equal to the total of all Participant Contributions together with a list of the amount of such Contributions from each Participant.

     9.3 Broker's Purchase of Shares. From time to time, the Broker, as agent for the Participants, shall purchase as many full shares or fractional shares of common Stock as such Contributions will permit. The shares to be purchased shall be purchased at the then current fair market value and may, at the election of the company, be either treasury shares, shares authorized but unissued, or shares purchased on the open market. The amount of Common Stock purchased by the Broker pursuant to this Paragraph 9.3 shall be allocated to the respective Brokerage Account of each Participant on the basis of the average cost of the Common Stock so purchased, in proportion to the amount allocable to each Participant. At the end of each Offering Period under the Plan, each Participant shall acquire full ownership of all full shares and fractional share of Common Stock purchased for his Brokerage Account. Unless otherwise requested by the Participant, all such full shares and fractional shares so purchase shall be registered in the name of the Broker and will remain so registered until delivery is requested in accordance with Paragraph 9.5.

     9.4 Fees and Commissions. The Company shall pay the Broker's administrative charges for opening and maintaining the Brokerage Accounts for active Participants and the brokerage commissions on purchases made for such Brokerage Accounts which are attributable to participant Contributions and Matching Contributions under the Plan. Such Brokerage Accounts may be utilized for other transactions as described in Paragraph 9.5 below, but any fees, commissions or other charges by the Broker in connection with such other transactions shall, in certain circumstances described in Paragraph 9.5 be payable directly to the Broker by the Participant.

     9.5 Participant Accounts with Broker. Each Participant's Brokerage Account shall be credited with all cash dividends paid with respect to full shares and fractional shares of Common Stock purchased pursuant to Paragraphs 9.3 and 10 unless such shares are registered in the Participant's name. Unless otherwise instructed by the Participant, dividends on such Common Stock shall automatically be reinvested in Common Stock as soon as practicable following receipt of such dividends by the Broker. Applicable fees and brokerage commissions on the reinvestment of such dividends will be payable by the participant. Any stock dividends or stock splits which are made with respect to shares of Common Stock purchased pursuant to Paragraphs 9.3 and 10 shall be credited to the Participant's Brokerage Account without charge. Any Participant may request that a certificate for any or all of the full shares of common Stock credited to this Brokerage Account be delivered to him at any time, provided, however, the Participant shall be charged by the Broker for any fees applicable to such requests. A Participant may request the Broker at any time to sell any or all of the full shares or fractional shares of Common Stock credited to his Brokerage Account. Unless otherwise instructed by the Participant, upon such sale, the Broker will mail to the Participant a check for the proceeds, less any applicable fees and brokerage commissions and any transfer taxes, registration fees or other normal charges which shall be payable by the participant. Except as provided in Paragraph 13, a request by the Participant to the Broker to sell shares of Common Stock or for delivery of certificates shall not affect an Employee's status as a Participant. A Participant who has a Brokerage Account with the Broker may purchase additional shares of Common Stock of the Company for his Brokerage Account at any time by separate purchases arranged through the Broker. When any such purchases are made the Participant will be charged by the Broker for any and all fees and brokerage commissions applicable to such transactions. In addition, any subsequent transactions with respect to such shares acquired including, but not limited to, purchased, sales, reinvestment of dividends, requests for certificates and crediting of stock dividends or stock splits, shall be at the expense of the Participant and the Broker shall charge the Participant directly for any and all fees and brokerage commissions applicable to such transactions.

10. ISSUANCE OF SHARES REGARDING MATCHING CONTRIBUTION.

     Subject to Paragraph 15, on the 10th day after the first anniversary of an Offering Period, each Participant's direct employer shall make the Matching Contribution for each qualified Participant in an amount described in Paragraph 8 by delivering to the Broker an amount equal to the total funds necessary to make the Matching Contribution described in Paragraph 8 together with a list of the number of shares allocable to the Brokerage Account of each Participant. As soon as practicable thereafter, the Broker shall purchase the number of shares of Common Stock required in order to make the Matching Contributions. The shares to be purchases shall be purchased at the then current fair market and may be either treasury shares, shares authorized but unissued, or shares purchased on the open market. At the time of such purchases, each Participant shall immediately acquire full ownership of all full shares of Common Stock purchased. Unless otherwise requested by the Participant, all such shares so purchases shall be registered in the name of the Broker and will remain so registered until delivery is requested in accordance with Paragraph 9.5.

11. VOTING AND SHARES.

     All voting rights with respect to the full shares of Common Stock held in the Brokerage Account of each Participant may be exercised by each Participant and the Broker shall exercise such voting rights in accordance with the Participant's signed proxy instruction duly delivered to the Broker. Fractional shares cannot be voted.

12. STATEMENT OF ACCOUNT.

     As soon as practicable after the end of each Offering period, the Broker shall deliver to each Participant a statement regarding all activity in his or her Brokerage Account, including his or her participation in the plan for such Offering Period. Such statement will show the number of shares acquired or sold, the price per share, the transaction date, stock splits, dividends paid, dividends reinvested and the total number of shares held in the Brokerage Account. The Broker shall also deliver to each participant as promptly as practicable, by mail or otherwise, all notices of meetings, proxy statements and other material distributed by the Company to its stockholders, including the Company's annual report to its stockholders containing audited financial statements.

13. WITHDRAWAL FROM THE PLAN.

     A Participant may withdraw from the Plan, effective as of the end of any Offering period, by giving written notice to the company not later than the 15th day prior to the end of such Offering Period. Upon any such withdrawal, the Participant shall be entitled to receive as promptly as possible from the Company all the Participant's payroll deductions credited to the Company Account in his or her name during the applicable Offering period, but shall not be entitled to the benefit of any Matching Contributions. In the event a Participant withdraws from the Plan pursuant to this Paragraph 13, the company shall notify the Broker as soon as practicable and the Broker shall maintain or close the Participant's Brokerage Account in accordance with the procedures set forth in Paragraph 16. A Participant who withdraws from the Plan may not reenter the Plan except by execution and delivery of a new Enrollment Form and payroll deduction election, and his or her participation shall be effective upon acceptance of the Enrollment Form by the Company by written notice to the Employee not sooner than 30 days after receipt of the Enrollment From, provided that the company may in its discretion accept and Enrollment From prior to the expiration of such 30 days.

14. TERMINATION OF EMPLOYEE.

     In the event of the termination of a Participant's employment with the company or a Subsidiary for any reason during an Offering period, including but not limited to the death of a Participant, participation in the Plan shall terminate as well as any rights to Matching Contributions. The Participant or the personal representative of the Participant shall be entitled to receive an amount of cash determined in the same manner and payable at the same time as if the Participant had withdrawn from the Plan by giving notice of withdrawal effective as of the date such termination occurs. Notwithstanding the foregoing, termination of employment by one employer for the purpose of being re-employed immediately by the Company or one of its Subsidiaries shall not be considered termination under this Paragraph 14. Any reference in this Plan to withdrawal by a Participant from the Plan shall include termination as described in the Paragraph 14. In the event of the termination of a Participant's employment pursuant to this Paragraph 14, the Company shall notify the Broker as soon as practicable and the Broker shall maintain or close the Participant's Brokerage Account in accordance with the procedures set forth in Paragraph 16.

15. AMENDMENT, SUSPENSION AND TERMINATION OF PLAN.

     This Plan may be amended or terminated by the Board at any time and such amendment or termination shall be communicated in writing to all Participants as soon as practicable after the date of such Board actions. If the Plan is terminated, each Participant shall be entitled to receive as promptly as possible from the Company all payroll deductions attributable to him or her which have not been used to purchase Common Stock pursuant to Paragraph 9, together with the accrued interest on the Participant's funds held in the Company Account (collectively, the "Account Balance"), but he or she shall not be entitled to the benefit of any Matching Contributions with respect to such deductions or interest otherwise for any past or present Offering Periods. In any event this Plan shall terminate 20 years from the date the Plan is adopted or the date the Plan is approved by the stockholder, whichever is earlier. In the event that the Company terminates the Plan pursuant to this Paragraph 15, the Broker shall maintain or close the Participant's Brokerage Accounts in accordance with the procedures set forth in Paragraph 16. Notwithstanding any other provision to the contrary, any provision of this Plan may be amended by the Board or the Committee as required to obtain necessary approvals of governmental agencies if such change does not materially alter the rights and interest of stockholders of the Company. If there are any changes in the capitalization of the Company, such as through mergers, consolidations, reorganizations, recapitalization, stock splits or stock dividends, appropriate adjustments will be made by the Company in the number of shares or its Common Stock subject to purchase under the Plan.

16. DISPOSITION OF BROKERAGE ACCOUNT FOLLOWING WITHDRAWAL, DEATH, TERMINATION OF EMPLOYMENT OR TERMINATION OF PLAN.

     As soon as practicable following the notification of the withdrawal of a Participant from the Plan, the notification of the termination of a Participant's employment with the Company or a Subsidiary (which include the death of the Participant) or of the notification that the Plan is terminated pursuant to Paragraph 15 hereof, the Broker shall notify the former Participant, or in the event of his death, his designated beneficiary, if any, or if no designated beneficiary, the estate of the deceased Participant (collectively, an "Interested Party"), regarding the disposition of the former Participant's or deceased Participant's Brokerage Account. As soon as practicable following receipt of the notification set forth in the preceding sentence, the Interested Party may request the Broker to dispose of the former Participant's or deceased Participant's Brokerage Account, at the Interested Party's expense, by any on of the following means:

          (a) The Interested Party may request the Broker to maintain the former Participant's or deceased Participant's Brokerage Account for the Benefit of the Interested Party or any other person. The Interested Party shall be charged by the Broker for all maintenance fees and any and all other fees in connection with the Brokerage Account.

          (b) The Interested Party may request the Broker to sell all of the full shares and fractional shares of Common Stock, if any, held in the former Participant's or deceased Participant's Brokerage Account.

     Upon such sale, the Broker will mail to the Interested Party a check for the proceeds, less any applicable fees and brokerage commissions and any transfer taxes, registration fees or other charges which shall be payable by the Interested Party.

          (c) The Interested Party may request the Broker to provide a certificate for all of the full shares of Common Stock, if any, together with a check in am amount equal to the proceeds of the dale of any fractional shares of Common Stock held in the former Participant's or deceased Participant's Brokerage Account less any applicable fees and brokerage commissions and any transfer taxes, registration fees or other charges which are payable by the Participant.

17. BROKER.

     The Broker shall be Merrill Lynch, Pierce, Fenner & Smith Incorporated which has agreed to act as Broker for such period as is determined by the Company. Either the Company or the Broker may terminate such designation at any time upon 30 days' written notice. In the event of such termination of the Broker, the Company may administer the Plan without the use of a Broker or may appoint a successor Broker. Any successor Broker shall be vested with all the powers, rights, duties and immunities of the Broker hereunder to the same extent as if originally named as the Broker hereunder. The relationship between the Broker and the Participant will be the normal relationship of a broker and its client, and the Company assumes no responsibility in this respect.

18. INITIAL CONTRIBUTION.

     Any Participant who files an Enrollment From prior to the first Offering Period may elect to make an initial contribution ("Initial Contribution") to be allocated to him or her in the Company Account, by check payable to the Company, in any amount up to 15% of his or her Base Earnings for the period between
          1, 1998 and the commencement of the first Offering Period. The amount of the Initial Contribution shall be matched as provided in Paragraph 8, and withholding taxes in connection with such Matching Contribution shall be deducted in the same manner as provided in Paragraph 8.

     18.1 Lump Sum Contribution. The Board and/or the Committee may from time to time in its discretion allow any Participant in the Plan to make a lump sum contribution ("Lump Sum Contribution") to be credited to him or her in the Company account, by check payable to the Company, in any amount up to 15% of his or her Base Earnings, for a period prescribed by the Board and/or the Committee. The amount of the Lump Sum Contribution shall be matched as provided in Paragraph 8, and withholding taxes in connection with such Matching Contribution shall be deducted in the same manner as provided in Paragraph 8.

19. CONDITIONS TO ISSUANCE OF SHARES.

     Shares shall not be issued under the Plan unless issuance and delivery of such shares pursuant to the Plan shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, the securities laws of the state in which any Employee resides, NASD requirements and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. By execution of the Enrollment Form, the Participant covenants and agrees that all shares are being purchased only for investment and without any present intention to sell or distribute such shares.

20. NOTICE.

     20.1 To Company or Subsidiaries. Any notice hereunder to the Company or to its Subsidiaries shall be in writing and such notice shall be deemed made only when delivered or three days after being mailed by certified mail return receipt requested to the Company's principal office at 14711 Bentley Circle, Tustin, California 92780-7226 or to such other address as the Company may designate by notice to the Participants.

     20.2 To Participant. Any notice to a Participant hereunder shall be in writing and any such communication and any delivery to a Participant shall be deemed made if mailed or delivered to the Participant at such address as the Participant may have on file with the Company.

21. MISCELLANEOUS.

     21.1 No Limitation on Termination of Employment. Nothing in the Plan shall in any manner be construed to limit in any way the right of the Company or any of its Subsidiaries to terminate an Employee's employment at any time, without regard to the effect of such termination on any right such Employee would otherwise have under the Plan, or give any right to an Employee to remain employed by the Company in any particular position or at any rate of remuneration.

     21.2 Liability. The Company, its Subsidiaries, any member of the Board or Committee and any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have no liability to any party for any action taken or not taken in good faith under the Plan, or based on or arising out of a determination of any questions under the Plan or an interpretation, administration or application of the Plan made in good faith.

     21.3 Captions. The captions of the paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

     21.4 Assignment. Any rights of Employees hereunder shall be nonforfeitable, and no Account Balance or contribution made by any employer may revert or inure to the benefit of the Company or any Subsidiary, provided that no Participant shall be entitled to sell, assign, pledge or hypothecate any right or interest in his or her Account Balance.

     21.5  Governing Law. Delaware law governs this Plan.

     21.6 Severability. In case any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

     21.7 Successors. The provisions of this Plan shall bind and inure to the Benefit of the Company and its successor and assigns. The term "successors" as used herein shall include any corporate or other business entity which shall be merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Company, and successors of any such corporation or business entity.

22. EFFECTIVE DATE OF PLAN.

     The Plan shall become effective upon the first day of the month after which the Board approves the Plan, subject to ratification by the stockholders of the Company, and all necessary approval of governmental agencies have been received.

                                      PROXY

                            Micro General Corporation
                 14711 Bentley Circle, Tustin, California 92780

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints William P. Foley, II and Patrick F. Stone as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all shares of common stock of Micro General Corporation held of record by the undersigned on June 30, 1998 at the Annual Meeting of Stockholders to be held on August 11, 1998, or any adjournment thereof.

1.  ELECTION OF      [ ] FOR the nominees listed below                 [ ] WITHHOLD AUTHORITY to vote for the
    DIRECTORS            (except as marked to the contrary below).         nominees listed below



        (INSTRUCTION: to withhold authority to vote for an individual nominee, strike a line through the nominee's name below)

        William P. Foley, Patrick F. Stone, George E. Olenik, Richard H. Pickup, Thomas E. Pistilli, Carl A. Strunk, S. Bruce Crair

2. Ratify the adoption of the 1998 Stock Option Plan.   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. Ratify the adoption of the 1998 Employee Stock       [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
    Purchase Plan.

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

        IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE COMPANY
                         NOMINEES AND FOR ALL PROPOSALS.



                                       DATED:___________________________________

                                       ___________________________________, 1998
                                                      (SIGNATURE)

                                       ___________________________________, 1998
                                                      (SIGNATURE)

                                        PLEASE SIGN EXACTLY AS NAME(S) APPEARS
                                        BELOW. WHEN SHARES ARE HELD BY MORE THAN
                                        ONE OWNER, ALL SHOULD SIGN. WHEN SIGNING
                                        AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                        TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL
                                        TITLE AS SUCH. IF A CORPORATION, PLEASE
                                        SIGN IN FULL CORPORATE NAME BY PRESIDENT
                                        OR AUTHORIZED OFFICER. IF A PARTNERSHIP,
                                        PLEASE SIGN IN PARTNERSHIP NAME BY
                                        AUTHORIZED PERSON.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
                 DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.